Supplement dated December 20, 2024 to the Natixis Funds Statement of Additional Information, dated February 1, 2024 and the Loomis Sayles Funds Statements of Additional Information, dated February 1, 2024 and May 1, 2024, as may be revised or supplemented from time to time.

Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Global Allocation Fund

Loomis Sayles Growth Fund

Loomis Sayles Small Cap Growth Fund

(each a “Fund”)

On December 10, 2024, the Board of Trustees (the “Board”) of Loomis Sayles Funds I and Loomis Sayles Funds II voted to approve the removal of each Fund’s non-fundamental investment restriction related to borrowing money.

With respect to each of Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Growth Fund, and Loomis Sayles Small Cap Growth Fund, effective immediately, the following non-fundamental investment restriction within the “Investment Restrictions” section of the Statements of Additional Information is hereby removed for each foregoing Fund:

(8) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

With respect to Loomis Sayles Global Allocation Fund, effective immediately, the following non-fundamental investment restriction within the “Investment Restrictions” section of the Statement of Additional Information is hereby removed for the Fund:

(8) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that the Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.